UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 13, 2021

LIV CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-39157

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Torre Virreyes
Pedregal No. 24, Piso 6-601
Col. Molino del Rey

México, CDMX, 11040

(Address of principal executive offices, including zip code)

+52-55-1100-2470

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	LIVK	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	LIVKW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one redeemable warrant	LIVKU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Additional PIPE Financing (Private Placement)

On August 13, 2021, LIV Capital Acquisition Corp. (“LIVK”) entered into subscription agreements (the “Additional Subscription Agreements”) with certain investors (the “Additional PIPE Investors”) pursuant to which the Additional PIPE Investors agreed to subscribe for and purchase from LIVK, and LIVK agreed to issue and sell to the Additional PIPE Investors, in the aggregate, 110,000 LIVK Class A ordinary shares (or 110,000 shares of Class A common stock of LIVK (“Class A common stock”) into which such shares will convert in connection with the domestication contemplated by the Merger Agreement (as defined below) (the “Domestication”)) at a purchase price of $10.00 per share and $1,100,000 in the aggregate (the “Additional PIPE Financing”). The closing of the Additional PIPE Financing will occur immediately prior to the closing of the proposed merger of LIVK and AgileThought, Inc. (“AT” or “AgileThought” and such proposed merger and the transactions related thereto, the “Business Combination”), and is subject to customary closing conditions, including the satisfaction or waiver of the conditions set forth in that certain Agreement and Plan of Merger, dated as of May 9, 2021, between LIVK and AgileThought, Inc., as amended from time to time (the “Merger Agreement”). The Additional Subscription Agreements provide that LIVK will grant each Additional PIPE Investor certain customary registration rights with respect to the shares that such Additional PIPE Investor holds in the combined entity following the closing of the Business Combination.

A copy of the form of Additional Subscription Agreement is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1, and the foregoing description of the Additional Subscription Agreement is qualified in its entirety by reference thereto.

Assuming there are no redemptions of LIVK’s Class A ordinary shares originally sold as part of the units issued in LIVK’s initial public offering (such shares, the “public shares” and the holders of such shares, the “public shareholders”) and that no additional shares are issued prior to completion of the Business Combination, it is anticipated that, upon completion of the Domestication, the Business Combination and related transactions (including the conversion of all Class B ordinary shares of LIVK to shares of Class A common stock in accordance with the terms of the Merger Agreement), the ownership of LIVK, which will be renamed “AgileThought, Inc.” in connection with the closing of the Business Combination (as so renamed, “New AT”), by (i) public shareholders, (ii) the accredited investors with whom LIVK entered into subscription agreements, pursuant to which the investors will purchase shares of LIVK in a privately negotiated transaction in connection with the consummation of the Business Combination (including the Additional PIPE Investors) (the “subscription investors”), (iii) the holders of the 70,000 Class B ordinary shares that LIVK has issued to EarlyBirdCapital, Inc. (and/or its designees) (the “representative shares”), (iv) LIVK’s sponsor (and affiliates of LIVK’s sponsor and its and their respective permitted transferees), (v) New AT’s executive officers and directors and their affiliated entities, and (vi) holders of AT’s stock prior to the Business Combination (the “AT equity holders”) will be as follows:

●	The public shareholders would own 8,050,000 shares of Class A common stock, representing 16.2% of New AT’s total outstanding shares of common stock;

●	The subscription investors would own 2,760,000 shares of Class A common stock, representing 5.6% of New AT’s total outstanding shares of common stock;

●	The holders of representative shares and their permitted transferees would own 70,000 shares of Class A common stock, representing 0.1% of New AT’s total outstanding shares of common stock;

●	LIVK’s sponsor and affiliates of LIVK’s sponsor (excluding certain funds affiliated with LIVK’s sponsor and its affiliates solely with respect to such funds’ shares held as AT equity holders, but including Alexander R. Rossi, an individual proposed to be director of New AT and who is an affiliate of LIVK’s sponsor) and its and their respective permitted transferees would own 2,012,500 shares of Class A common stock, representing 4.1% of New AT’s total outstanding shares of common stock;

●	New AT’s executive officers and directors and their affiliated entities (including individuals proposed to be directors of New AT but excluding Alexander R. Rossi) would own 29,600,948 shares of Class A common stock, representing 59.7% of New AT’s total outstanding shares of common stock; and

●	The AT equity holders (other than AT equity holders who are proposed to be New AT’s executive officers and directors and their affiliated entities), including certain funds affiliated with LIVK’s sponsor and its affiliates solely with respect to such funds’ shares held as AT equity holders, would own 7,111,183 shares of Class A common stock, representing 14.3% of New AT’s total outstanding shares of common stock.

The preceding description of the ownership of New AT’s securities is accurate as of the date of filing of this Current Report on Form 8-K. The preceding description does not take into account any transactions that may be entered into after the date hereof.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The LIVK Class A ordinary shares, and the Class A common stock into which such shares will convert in connection with the Domestication, to be offered and sold in connection with the Additional PIPE Financing have not been registered under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 9.01. Exhibits and Financial Statements.

Exhibit No.	Description
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of LIVK’s Form 8-K/A (File No. 001-39157), filed with the SEC on May 11, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. AgileThought’s and LIVK’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AgileThought’s and LIVK’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the proposed Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AgileThought’s and LIVK’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against AgileThought and LIVK following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of LIVK, certain regulatory approvals or to satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on AgileThought’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of LIVK’s shares of Class A common stock on Nasdaq following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of AgileThought to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that AgileThought or LIVK may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in LIVK’s other filings with the Securities and Exchange Commission (“SEC”). LIVK cautions that the foregoing list of factors is not exclusive.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed Business Combination, LIVK filed a definitive proxy statement/prospectus with the SEC on August 2, 2021. LIVK’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about AgileThought, LIVK and the proposed Business Combination. The definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination have been mailed to stockholders of LIVK as of July 15, 2021, the record date for voting on the proposed Business Combination. Stockholders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to LIV Capital Acquisition Corp. by calling +52 (55) 1100-2470.

Participants in the Solicitation

LIVK and its directors and executive officers may be deemed participants in the solicitation of proxies from LIVK’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in LIVK is contained in definitive proxy statement/prospectus and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to LIV Capital Acquisition Corp. by calling +52 (55) 1100-2470. Additional information regarding the interests of such participants is contained in the definitive proxy statement/prospectus for the proposed Business Combination.

AgileThought and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of LIVK in connection with the Business Combination. A list of the names of such directors and executive officers and any information regarding their interests in the proposed Business Combination is included in definitive proxy statement/prospectus for the proposed Business Combination.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIV CAPITAL ACQUISITION CORP.

Date: August 13, 2021	By:	/s/ Alexander R. Rossi
Alexander R. Rossi
Chief Executive Officer and Chairman

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